                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      18
             NOTES TO FINANCIAL STATEMENTS      24
            REPORT OF INDEPENDENT AUDITORS      32

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      33
     FUND OFFICERS AND IMPORTANT ADDRESSES      34
              RESULTS OF SHAREHOLDER VOTES      35

This report must be preceded or accompanied by a prospectus for the Fund being offered.

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
December 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH SLOWED NOTABLY IN THE THIRD QUARTER OF 2000, DOWN SLIGHTLY FROM EARLIER PROJECTIONS. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS. ALTHOUGH UNCERTAINTY SURROUNDING THE U.S. PRESIDENTIAL ELECTION CREATED MARKET VOLATILITY, BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS REMAINED STRONG. ALL THESE FACTORS POINTED TO A SLOWING, BUT STILL RELATIVELY HEALTHY, ECONOMY.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS REMAINED SUBDUED AS CONSUMER SPENDING SLOWED TO A MORE MODERATE, MORE SUSTAINABLE PACE AT THE END OF THE REPORTING PERIOD. THE WEAK PERFORMANCE OF THE EQUITY MARKETS AND INCREASES IN INTEREST RATES AND ENERGY PRICES HELPED KEEP SPENDING IN CHECK.

ALTHOUGH THE JOBLESS RATE HELD AT HISTORICALLY LOW LEVELS, REGISTERING 3.9 PERCENT, GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) BEGAN TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED NOVEMBER 30, 2000. WITH AN EYE TO THE SLOWING ECONOMY, THE FEDERAL RESERVE OPTED NOT TO RAISE INTEREST RATES IN NOVEMBER. DESPITE THE APPARENT ECONOMIC SLOWDOWN AND STEADY INFLATION FIGURES, HIGHER ENERGY PRICES THROUGHOUT THE WINTER MONTHS REMAIN A REAL INFLATIONARY CONCERN. ON THE OTHER HAND, LIGHTER CONSUMER SPENDING AND FALLING LABOR COSTS SUGGEST INFLATION MAY NOT BE A NEAR-TERM THREAT. GIVEN MIXED DATA, THE FEDERAL RESERVE IS LIKELY TO HOLD INTEREST RATES STEADY UNTIL FURTHER INFORMATION PROVIDES GREATER CLARITY AS TO THE DIRECTION OF INFLATION AND ECONOMIC GROWTH. EDITOR'S NOTE: ON JANUARY 3, 2001, THE FEDERAL RESERVE ANNOUNCED AN INTEREST-RATE CUT OF 0.50 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(November 30, 1998--November 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Nov 98                                                                      4.75                               1.50
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Feb 99                                                                      4.75                               1.70
                                                                            4.75                               1.80
                                                                            4.75                               2.30
May 99                                                                      4.75                               2.10
                                                                            5.00                               2.00
                                                                            5.00                               2.10
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.80
                                                                            6.00                               3.10
May 00                                                                      6.50                               3.20
                                                                            6.50                               3.70
                                                                            6.50                               3.70
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of November 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   16.39%     15.55%     15.54%
-------------------------------------------------------------------------
One-year total return(2)                  9.72%     10.56%     14.54%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                16.57%     16.92%     17.07%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                16.92%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                10.29%     16.30%(3)   16.28%
-------------------------------------------------------------------------
Commencement date                      08/01/46   08/02/93   08/02/93
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(November 30, 1990--November 30, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                      RUSSELL 1000 INDEX REFLECTS
                                                                            STANDARD & POOR'S 500      THE GENERAL PERFOMANCE OF
                                                                             INDEX MEASURES THE         THE 1,000 LARGEST U.S.
                                                                          PERFORMANCE OF 500 WIDELY    COMPANIES BASED ON TOTAL
                                               GROWTH AND INCOME FUND*      HELD COMMON STOCKS.*        MARKET CAPITALIZATION.
                                               -----------------------    -------------------------   ---------------------------
11/90                                                  9421.00                    10000.00                     10000.00
                                                       9659.00                    10345.00                     10303.90
                                                      10981.00                    11842.00                     11904.00
                                                      10882.00                    11816.00                     11851.10
                                                      11622.00                    12448.00                     12583.10
12/91                                                 12580.00                    13483.00                     13707.00
                                                      12481.00                    13144.00                     13410.40
                                                      12620.00                    13395.00                     13598.10
                                                      13041.00                    13817.00                     14043.80
12/92                                                 13777.00                    14509.00                     14946.70
                                                      14573.00                    15141.00                     15569.10
                                                      14691.00                    15213.00                     15676.50
                                                      15543.00                    15604.00                     16182.60
12/93                                                 16027.00                    15965.00                     16464.30
                                                      15524.00                    15365.00                     15813.90
                                                      15480.00                    15431.00                     15783.50
                                                      16200.00                    16185.00                     16591.20
12/94                                                 15761.00                    16182.00                     16526.70
                                                      17261.00                    17752.00                     18099.10
                                                      18782.00                    19442.00                     19803.20
                                                      20211.00                    20982.00                     21567.50
12/95                                                 21384.00                    22241.00                     22768.70
                                                      22465.00                    23433.00                     24023.90
                                                      22929.00                    24482.00                     25003.60
                                                      23441.00                    25233.00                     25819.00
12/96                                                 25243.00                    27334.00                     27879.70
                                                      25568.00                    28072.00                     28310.80
                                                      29335.00                    32962.00                     33069.60
                                                      31659.00                    35427.00                     35957.70
12/97                                                 31424.00                    36441.00                     37038.20
                                                      35637.00                    41513.00                     41990.10
                                                      36280.00                    42880.00                     43040.40
                                                      32109.00                    38622.00                     38602.60
12/98                                                 37217.00                    46834.00                     47047.00
                                                      36601.00                    49164.00                     48987.10
                                                      41116.00                    52623.00                     52476.90
                                                      38128.00                    49344.00                     49012.30
12/99                                                 41944.00                    56675.00                     56885.20
                                                      44683.00                    57964.00                     59368.20
                                                      44105.00                    56422.00                     57330.10
                                                      48569.00                    55879.00                     57740.00
11/00                                                 47735.00                    51151.00                     51827.80

Fund's Total Return
1 Year Total Return               9.72%
5 Year Avg. Annual               16.57%
10 Year Avg. Annual              16.92%
Inception Avg. Annual            10.29%

This chart compares your fund's performance to that of the Russell 1000 Index and the Standard & Poor's 500 Index over time.

These indexes are unmanaged broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the indexes is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages. As a result of recent market activity, current performance may vary from the figures shown.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Lipper Inc.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--November 30, 2000)


1.   MINNESOTA MINING AND
     MANUFACTURING (3M)          3.0%
     Manufactures industrial and consumer
     goods, including brand-name products
     such as Scotch and Post-It Notes.

2.   FANNIE MAE (FORMERLY
     FEDERAL NATIONAL MORTGAGE
     ASSOCIATION)                2.7%
     Works with lenders to provide
     federally mandated mortgages to low-
     and middle-income families in the
     United States.

3.   PNC BANK                    2.4%
     Offers consumer and corporate banking
     services in the United States.

4.   VERIZON (FORMERLY BELL
     ATLANTIC)                   2.4%
     Provides telecommunications services
     throughout the United States.

5.   SCHERING-PLOUGH             2.4%
     Develops pharmaceutical and
     health-care products worldwide.

6.   AMERICAN HOME PRODUCTS      2.2%
     Develops a diversified line of
     health-care and agricultural
     products.

7.   ELECTRONIC DATA SYSTEMS     2.1%
     Provides information technology
     consulting services in the United
     States.

8.   BURLINGTON RESOURCES        2.1%
     Produces oil and natural gas
     primarily in North America.

9.   HCA HEALTHCARE              2.1%
     Operates hospitals and related
     health-care facilities in the United
     States, Switzerland, and the United
     Kingdom.

10.  RAYTHEON                    2.0%
     Designs and produces advanced
     electronics for military and
     commercial aircraft.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     NOVEMBER 30, 2000                  NOVEMBER 30, 1999
                                                                     -----------------                  -----------------
Finance                                                                    27.40                              16.70
Technology                                                                 14.20                              19.70
Health Care                                                                14.00                              11.30
Utilities                                                                   9.00                              13.80
Energy                                                                      7.70                               8.60

* These sectors represent broad groupings of related industries.

                                                                         [PHOTO]
                                                               [PHOTO]

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN
KAMPEN GROWTH AND INCOME FUND ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE
FUND'S RETURN OVER THE PAST FISCAL YEAR. THE TEAM IS LED
BY JAMES A. GILLIGAN, SENIOR PORTFOLIO MANAGER, WHO HAS
MANAGED THE FUND SINCE JULY 1990 AND HAS WORKED IN THE
INVESTMENT INDUSTRY SINCE 1985. HE IS JOINED BY SCOTT A.
CARROLL AND JAMES O. ROEDER, PORTFOLIO MANAGERS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW DID THE FUND PERFORM OVER
    THE PAST 12 MONTHS, CONSIDERING THE MARKET CONDITIONS IT WAS UP AGAINST?

A   The fund posted a total return of
16.39 percent for the 12 months ended November 30, 2000 (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would have been lower). During the same period, the Standard & Poor's 500 Index returned -4.23 percent and the Russell 1000 Index, which more closely resembles the composition of the fund, returned -3.40 percent. Past performance is no guarantee of future results, and as a result of recent market activity, current performance may vary from the figures shown. The Standard & Poor's 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 1000 Index is an unmanaged index that reflects the general performance of the 1,000 largest U.S. companies based on total market capitalization. Both are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities represented by these indexes. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index. Please refer to page 4 for additional portfolio performance results.

    The fiscal year started off with a bang, driven by the momentum of technology stocks, which continued their strong gains of the previous year. As the year progressed, however, the market experienced two major corrections, one in the second quarter of 2000 and another early in the fourth quarter. Overall, it was a volatile period for stock investors, but we believe the fund performed favorably.

    The early enthusiasm for the stock market was dampened by worries that a strengthening economy would spur further interest-rate increases by the Federal Reserve Board. As a result, stocks began a decline that lasted into

February of 2000. Then, in late February, investor sentiment changed and stock prices in the broad market--and the technology sector in particular--rose sharply once again.

    The market topped out in March, and by April and May prices were sliding steadily. This was especially true in the technology-laden NASDAQ index, which dropped to almost 3000 in late May after peaking at 5048 on March 10. Much of this decline was in reaction to investor concerns about the high valuations of technology stocks and the impact of repeated interest-rate hikes on corporate earnings. We believe this market activity reflected the changing preferences of investors, who concluded that growth stocks had come too far too quickly, leaving them ripe for a decline.

    In fact, it was during this time that value stocks came back into fashion and began to dominate investor attention. Except for a brief period in mid-summer, value stocks were in greater demand than growth stocks from March through November. Investors pulled money out of high-flying tech stocks and moved it into value-oriented stocks with attractive valuations and stable earnings, such as utilities, pharmaceuticals, consumer staples, and food stocks.

    Also, amid signs that the economy was slowing, investors began to anticipate that the Fed's rate hike in May would be the last increase for some time. This benefited financial stocks and boosted value stocks in general.

Q   HOW DID YOU MANAGE THE FUND
    IN THIS ENVIRONMENT?

A   As always, we relied on our
investment process and our fundamental research to guide our decisions. We continued to manage the fund with a bias toward value stocks. Our philosophy is to look for attractively priced companies and identify a particular catalyst that, in our opinion, is likely to send the stock price higher.

    Applying this approach, we began increasing the fund's allocation to financial stocks--such as banks, brokerage firms, and insurance companies--late in the second quarter of 2000, expecting that the Fed was nearing the end of its rate-raising cycle. By November 30, this sector represented 24.1 percent of the portfolio's net assets and finished the fiscal year as the fund's best-performing stock group.

    In February, we started to reduce the fund's holdings in the technology sector, believing that valuations in this segment of the market were getting out of hand. We took some profits in stocks that had posted strong gains, which helped us sidestep some of the carnage that occurred when these stocks plummeted in April and May.

    Our experience with technology stocks illustrates another principle that we maintain when managing the fund. We are disciplined when it comes to selling stocks that no longer fit comfortably within our risk/reward parameters. Also, we generally limit the fund's investment in any one stock to no more than 3 percent of portfolio assets. Ultimately, of course, our decision to sell is based on our evaluation of a stock's fundamental strengths. So, if a stock has a sustained run-up in price, we may stick with it and start trimming back the fund's position as its fundamentals dictate.

Q   WHAT ARE SOME OF THE STOCKS
    THAT PERFORMED WELL FOR THE FUND?

A   Some of the fund's best holdings
were those that we deemed to be very strong, attractively valued companies well before their value was recognized by the market. In some cases, this value was unlocked when other companies chose these firms as merger partners. For example, the fund held both Dynegy and Illinova, two independent power producers. When Dynegy acquired Illinova in February, the market came to recognize the virtues of this combination and the price of both stocks climbed steadily. Higher energy prices and strong demand for power enabled these independent power producers to operate quite profitably, trading in both electric power and natural gas. True to our sell discipline, however, we have since sold the fund's position in Dynegy, based on its new higher valuation.

    Another merger in the energy sector saw El Paso Energy combining with Coastal. At first, the market gave this merger a "thumbs down," though both stocks eventually recovered after an initial drop in price. We already owned El Paso Energy and a small amount of Coastal, so we were familiar with these companies and confident that they had an established presence in their market niche. As value investors, we added to the fund's positions when these stocks were out of favor and were rewarded with attractive returns over time.

    Oracle was a strong holding that rose on the basis of its solid earnings. The fund had held Oracle since the beginning of 1999 when it was out of favor and no one else wanted it. But we saw the value in the stock and were rewarded as other market participants gradually came to the same conclusion and began to buy, driving the stock price higher. That was a perfect example of the value-stock philosophy at work.

    In the financial services arena, we captured solid gains from MetLife, a mutual insurance company that went public in April, just as financial stocks were about to take off. At the time, this initial public offering garnered surprisingly little market interest, so it was very attractively priced. Since then, the stock has more than doubled.

    Finally, Pepsi Bottling Group was an excellent performer over the reporting period. It went through a rough period of about six months early on, but as the soft-drink pricing war eased, the company was able to focus on capturing better returns, and that worked to our advantage. We have since sold the fund's position in this stock, having judged that it was nearing its fair valuation.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHICH STOCKS PERFORMED BELOW
    YOUR EXPECTATIONS DURING THE PERIOD?

A   Lexmark, the maker of computer
printers and accessories, was a huge disappointment for us. Our justification for buying the stock was what seemed to be a very promising flow of high-margin earnings from the consumables side of the business, such as sales of ink cartridges for its inkjet printers. Unfortunately, the inkjet market slowed significantly, dragging down not only sales of printers but also sales of the related consumables we were counting on.

    The telecommunications sector handed us some losses also. Particularly, Nippon Telegraph & Telephone (NTT), the Japanese telecom giant, was hit hard during the steep decline in the Japanese stock market during the course of the year. We still own the stock, as we see some fundamental strength in its market position and solid potential for the future. NTT recently broadened its market presence by acquiring part of AT&T Wireless.

    Sprint was another promising stock that went sour during the year. After it had been announced that Sprint would be acquired by Worldcom, the merger fell apart and the stock sold off sharply. Other factors, such as an industry-wide drop in long-distance profitability, contributed to the stock's poor performance. Still, we believe Sprint may have bottomed out, and we have added to the fund's position in the stock at what we deemed to be very attractive valuations. In our opinion, it is a very well managed company with good long-term prospects.

Q   SPEAKING OF LONG-TERM PROSPECTS,
    WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND?

A   Based on recent economic
indicators, such as the surprising drop in retail sales in November, it appears that the U.S. economy is slowing. This trend, if it continues, should relieve pressure for further interest-rate increases by the Fed. Unfortunately, the effect of lower interest rates may have already been priced into the market, leaving stock prices vulnerable to weak corporate earnings.

    In a way, a slowing economy is a two-edged sword. Stocks will benefit from lower interest rates, but if the economy slows too much, corporate earnings will suffer. We have already seen how edgy the market is on this front, judging by the sharp and swift punishment dealt out to companies that disappoint investors with lower-than-expected earnings.

    Within this environment, we will keep a close eye on the earnings of cyclical companies that are most affected by changes in the growth rate of the economy. We anticipate that these trends could produce opportunities, and it is likely that we will be more aggressive in evaluating the stocks of economically sensitive companies, such as those in the financial, retail, and industrial sectors.

    We expect to see a more realistic approach to pricing technology stocks, as investors insist on seeing a track record of real revenues, rather than buying on the promise of future earnings. Falling valuations for technology stocks could signal attractive opportunities that we will investigate thoroughly.

    We will continue to let our investment process point the way to stocks that are likely to be rewarded in this environment, as we rely heavily on our research capabilities to identify the stocks that will be powered by strong earnings and rising valuations.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer D shares as well.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

November 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  87.2%
CONSUMER NON-DURABLES  4.0%
Anheuser-Busch Cos., Inc. ................................     663,360   $   31,468,140
Pepsi Bottling Group, Inc. ...............................     217,000        8,476,563
PepsiCo, Inc. ............................................     606,300       27,510,862
Philip Morris Cos., Inc. .................................      84,100        3,211,569
Sony Corp.--ADR (Japan)...................................      96,000        7,152,000
                                                                         --------------
                                                                             77,819,134
                                                                         --------------
CONSUMER SERVICES  5.9%
American International Group, Inc. .......................     205,600       19,930,350
Equifax, Inc. ............................................     866,400       28,807,800
H & R Block, Inc. ........................................     466,200       16,404,412
UnumProvident Corp. ......................................     323,400        8,731,800
Verizon Communications....................................     740,314       41,596,393
                                                                         --------------
                                                                            115,470,755
                                                                         --------------
ENERGY  6.8%
El Paso Energy Corp. .....................................     424,000       25,466,500
Exxon Mobil Corp. ........................................     259,700       22,853,600
Halliburton Co. ..........................................     405,400       13,530,225
Reliant Energy, Inc. .....................................     448,500       17,603,625
Schlumberger Ltd. ........................................     134,600        8,345,200
Texaco, Inc. .............................................     576,400       33,467,225
Transocean Sedco Forex, Inc. .............................     290,523       11,584,605
                                                                         --------------
                                                                            132,850,980
                                                                         --------------
FINANCE  24.1%
Allstate Corp. ...........................................     584,500       22,357,125
American Express Co. .....................................     370,000       20,326,875
American General Corp. ...................................     257,800       19,318,888
Aon Corp. ................................................     567,700       17,634,181
AXA Financial, Inc. ......................................     427,900       24,096,119
Bank of America Corp. ....................................     346,000       13,818,375
Chubb Corp. ..............................................     264,600       21,564,900
Citigroup, Inc. ..........................................     608,266       30,299,250
Fannie Mae................................................     576,900       45,575,100
First Union Corp. ........................................   1,005,500       25,263,187
FleetBoston Financial Corp. ..............................     772,000       28,950,000
Franklin Resources, Inc. .................................     472,100       17,094,741

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
FINANCE (CONTINUED)
Jefferson-Pilot Corp. ....................................     269,800   $   18,413,850
John Hancock Financial Services (a).......................     615,800       19,397,700
Lincoln National Corp. ...................................     402,400       18,183,450
Marsh & McLennan Cos., Inc. ..............................      95,000       10,936,875
Metlife, Inc. (a).........................................     826,700       24,490,988
PNC Financial Services Group..............................     631,900       42,021,350
U.S. Bancorp..............................................   1,055,200       25,522,650
Washington Mutual, Inc. ..................................     587,200       26,680,900
                                                                         --------------
                                                                            471,946,504
                                                                         --------------
HEALTHCARE  11.8%
American Home Products Corp. .............................     620,300       37,295,537
Aventis SA, Warrants--ADR (France) (a)....................     239,000        3,017,375
Baxter International, Inc. ...............................     114,000        9,868,125
Beckman Coulter, Inc. ....................................     282,920       21,678,745
HCA-The Healthcare Corp. .................................     873,510       36,196,071
Johnson & Johnson, Inc. ..................................     259,500       25,950,000
McKesson HBOC, Inc. ......................................     945,700       31,089,888
Pharmacia Corp. ..........................................     411,463       25,099,243
Schering-Plough Corp. ....................................     737,000       41,318,062
                                                                         --------------
                                                                            231,513,046
                                                                         --------------
MINING & STEEL  2.4%
Barrick Gold Corp. .......................................     767,800       11,517,000
Burlington Resources, Inc. ...............................     888,900       36,278,231
                                                                         --------------
                                                                             47,795,231
                                                                         --------------
PRODUCER MANUFACTURING  5.1%
Honeywell International, Inc. ............................     385,700       18,802,875
Ingersoll-Rand Co. .......................................     624,900       25,152,225
Koninklijke Philips Electronics N V--ADR (Netherlands)....     120,965        3,969,164
Minnesota Mining & Manufacturing Co. .....................     523,200       52,254,600
                                                                         --------------
                                                                            100,178,864
                                                                         --------------
RAW MATERIALS/PROCESSING INDUSTRIES  4.8%
Dow Chemical Co. .........................................     383,200       11,711,550
Du Pont (E. I.) de Nemours & Co. .........................     605,400       25,615,987
Imperial Chemical Industries PLC--ADR (United Kingdom)....     145,340        3,924,180
Newmont Mining Corp. .....................................     790,100       12,345,313
Pall Corp. ...............................................     451,000        8,991,813
Rohm & Haas Co. ..........................................     574,000       17,076,500
Sherwin-Williams Co. .....................................     630,200       13,746,237
                                                                         --------------
                                                                             93,411,580
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
RETAIL  2.0%
Costco Wholesale Corp. (a)................................     335,600   $   10,948,950
J.C. Penney, Inc. ........................................     363,800        3,501,575
RadioShack Corp. .........................................     197,600        9,262,500
Target Corp. .............................................     541,000       16,263,813
                                                                         --------------
                                                                             39,976,838
                                                                         --------------
TECHNOLOGY  12.4%
Adobe Systems, Inc. ......................................     183,640       11,638,185
Alcatel, SA--ADR (France).................................      69,400        3,504,700
America Online, Inc. (a)..................................      74,000        3,005,140
BEA Systems, Inc. (a).....................................      97,200        5,692,275
Boeing Co. ...............................................     463,600       32,017,375
Cadence Design Systems, Inc. (a)..........................     439,500       10,300,781
Check Point Software Technologies Ltd. (a)................      34,400        3,530,300
Compaq Computer Corp. ....................................   1,007,400       21,659,100
Electronic Data Systems Corp. ............................     690,400       36,548,050
EMC Corp. (a).............................................     127,500        9,482,813
Intel Corp. ..............................................     221,600        8,434,650
Microsoft Corp. (a).......................................     374,700       21,498,412
Nippon Telegraph & Telephone Corp.--ADR (Japan)...........     337,000       14,280,375
Palm, Inc. (a)............................................     267,594        9,683,558
Raytheon Co., Class B.....................................     976,700       34,245,544
SunGard Data Systems, Inc. (a)............................     342,600       16,808,812
                                                                         --------------
                                                                            242,330,070
                                                                         --------------
UTILITIES  7.9%
BellSouth Corp. ..........................................     199,200        8,329,050
DQE, Inc. ................................................     140,700        4,862,944
Edison International......................................     770,000       17,661,875
Exelon Corp. .............................................     422,100       27,964,125
Northeast Utilities.......................................     928,000       20,010,000
PG&E Corp. ...............................................     323,200        8,867,800
SBC Communications, Inc. .................................     476,700       26,188,706
Southern Co. .............................................     684,700       21,610,844
Southern Energy, Inc. (a).................................     132,500        3,229,687
Sprint Corp. .............................................     670,150       15,413,450
                                                                         --------------
                                                                            154,138,481
                                                                         --------------

TOTAL COMMON STOCKS  87.2%............................................    1,707,431,483
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
CONVERTIBLE CORPORATE OBLIGATIONS  0.7%
Hewlett-Packard Co. LYON--144A Private Placement
  ($5,200,000 par, 0% coupon, 10/14/17 maturity) (b)......   5,200,000   $    2,723,500
Roche Holdings, Inc. LYON (Switzerland) ($17,000,000 par,
  0% coupon, 04/20/10 maturity)...........................  17,000,000        9,669,600
                                                                         --------------

TOTAL CONVERTIBLE CORPORATE OBLIGATIONS...............................       12,393,100
                                                                         --------------
TOTAL LONG-TERM INVESTMENTS  87.9%
  (Cost $1,450,723,593)...............................................    1,719,824,583
                                                                         --------------

SHORT-TERM INVESTMENTS  13.1%
COMMERCIAL PAPER  7.7%
General Electric Capital Corp. ($75,000,000 par, yielding 6.61%,
  12/01/00 maturity)..................................................       75,000,000
Prudential Funding Corp. ($75,000,000 par, yielding 6.52%, 12/01/00
  maturity)...........................................................       75,000,000
                                                                         --------------

TOTAL COMMERCIAL PAPER................................................      150,000,000
                                                                         --------------

REPURCHASE AGREEMENT  4.7%
Goldman Sachs ($91,575,000 par collateralized by U.S.
  Government Obligations in a pooled cash account, dated 11/30/00, to
  be sold on 12/01/00 at $91,591,433).................................       91,575,000
                                                                         --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.7%
Federal National Mortgage Association Discount Notes ($10,000,000 par,
  yielding 6.430%, 01/11/01 maturity) (c).............................        9,926,769
Federal National Mortgage Association Discount Notes ($5,000,000 par,
  yielding 6.430%, 02/01/01 maturity) (c).............................        4,944,631
                                                                         --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............................       14,871,400
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $256,446,400).................................................      256,446,400
                                                                         --------------
TOTAL INVESTMENTS  101.0%
  (Cost $1,707,169,993)...............................................    1,976,270,983

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.0%).........................      (18,721,071)
                                                                         --------------

NET ASSETS  100.0%....................................................   $1,957,549,912
                                                                         ==============

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated for open futures transactions.

ADR--American Depositary Receipt
LYON--Liquid Yield Option Note

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
November 30, 2000

ASSETS:
Total Investments (Cost $1,707,169,993).....................  $1,976,270,983
Receivables:
  Investments Sold..........................................      24,063,486
  Fund Shares Sold..........................................       6,746,092
  Dividends.................................................       4,313,359
  Interest..................................................          16,434
Other.......................................................          79,569
                                                              --------------
    Total Assets............................................   2,011,489,923
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      48,195,229
  Fund Shares Repurchased...................................       2,144,161
  Variation Margin on Futures...............................       1,141,950
  Distributor and Affiliates................................         992,500
  Investment Advisory Fee...................................         592,068
  Custodian Bank............................................          32,651
Accrued Expenses............................................         549,689
Trustees Deferred Compensation and Retirement Plans.........         291,763
                                                              --------------
    Total Liabilities.......................................      53,940,011
                                                              --------------
NET ASSETS..................................................  $1,957,549,912
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,487,032,529
Net Unrealized Appreciation.................................     257,401,883
Accumulated Net Realized Gain...............................     205,462,077
Accumulated Undistributed Net Investment Income.............       7,653,423
                                                              --------------
NET ASSETS..................................................  $1,957,549,912
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,286,286,603 and 64,191,869 shares of
    beneficial interest issued and outstanding).............  $        20.04
    Maximum sales charge (5.75%* of offering price).........            1.22
                                                              --------------
    Maximum offering price to public........................  $        21.26
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $573,372,535 and 28,844,651 shares of
    beneficial interest issued and outstanding).............  $        19.88
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $97,890,774 and 4,922,576 shares of
    beneficial interest issued and outstanding).............  $        19.89
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended November 30, 2000

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $197,145)....  $ 25,609,441
Interest....................................................    10,199,492
                                                              ------------
    Total Income............................................    35,808,933
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,018,674, $5,040,727, and $782,439,
  respectively).............................................     8,841,840
Investment Advisory Fee.....................................     6,346,074
Shareholder Services........................................     2,838,634
Custody.....................................................       129,491
Trustees' Fees and Related Expenses.........................        97,435
Legal.......................................................        51,503
Other.......................................................       915,765
                                                              ------------
    Total Expenses..........................................    19,220,742
    Less Credits Earned on Cash Balances....................        26,103
                                                              ------------
    Net Expenses............................................    19,194,639
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 16,614,294
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $209,812,653
  Futures...................................................     3,128,474
  Foreign Currency Transactions.............................          (872)
                                                              ------------
Net Realized Gain...........................................   212,940,255
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   238,674,434
                                                              ------------
  End of the Period:
    Investments.............................................   269,100,990
    Futures.................................................   (11,699,107)
                                                              ------------
                                                               257,401,883
                                                              ------------
Net Unrealized Appreciation During the Period...............    18,727,449
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $231,667,704
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $248,281,998
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended November 30, 2000 and 1999

                                                    YEAR ENDED           YEAR ENDED
                                                 NOVEMBER 30, 2000    NOVEMBER 30, 1999
                                                 --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................  $   16,614,294       $    12,289,596
Net Realized Gain...............................     212,940,255           204,496,777
Net Unrealized Appreciation/Depreciation During
  the Period....................................      18,727,449           (32,991,506)
                                                  --------------       ---------------
Change in Net Assets from Operations............     248,281,998           183,794,867
                                                  --------------       ---------------

Distributions from Net Investment Income:
  Class A Shares................................     (10,887,028)           (8,418,833)
  Class B Shares................................      (1,294,667)             (950,792)
  Class C Shares................................        (207,822)             (104,377)
                                                  --------------       ---------------
                                                     (12,389,517)           (9,474,002)
                                                  --------------       ---------------

Distributions from Net Realized Gain:
  Class A Shares................................    (131,843,878)          (52,930,734)
  Class B Shares................................     (62,767,486)          (26,140,406)
  Class C Shares................................      (7,014,441)           (2,709,502)
                                                  --------------       ---------------
                                                    (201,625,805)          (81,780,642)
                                                  --------------       ---------------
Total Distributions.............................    (214,015,322)          (91,254,644)
                                                  --------------       ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................      34,266,676            92,540,223
                                                  --------------       ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................     714,318,979         1,886,202,018
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................     197,998,028            83,957,309
Cost of Shares Repurchased......................    (521,071,444)       (1,919,937,889)
                                                  --------------       ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................     391,245,563            50,221,438
                                                  --------------       ---------------
TOTAL INCREASE IN NET ASSETS....................     425,512,239           142,761,661
NET ASSETS:
Beginning of the Period.........................   1,532,037,673         1,389,276,012
                                                  --------------       ---------------
End of the Period (Including accumulated
  undistributed net investment income of
  $7,653,423 and $3,422,719, respectively)......  $1,957,549,912       $ 1,532,037,673
                                                  ==============       ===============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED NOVEMBER 30,
CLASS A SHARES                           ----------------------------------------------
                                         2000(A)    1999(A)     1998     1997     1996
                                         ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $  20.05   $  18.88   $18.72   $16.79   $14.81
                                         --------   --------   ------   ------   ------
  Net Investment Income................       .23        .22      .20      .23      .24
  Net Realized and Unrealized
    Gain/Loss..........................      2.58       2.23     2.44     3.03     2.85
                                         --------   --------   ------   ------   ------
Total from Investment Operations.......      2.81       2.45     2.64     3.26     3.09
                                         --------   --------   ------   ------   ------
Less:
  Distributions from Net Investment
    Income.............................       .19        .17      .23      .23      .25
  Distributions from Net Realized
    Gain...............................      2.63       1.11     2.25     1.10      .86
                                         --------   --------   ------   ------   ------
Total Distributions....................      2.82       1.28     2.48     1.33     1.11
                                         --------   --------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD.....  $  20.04   $  20.05   $18.88   $18.72   $16.79
                                         ========   ========   ======   ======   ======

Total Return (b).......................    16.39%     13.79%   16.21%   21.27%   22.35%
Net Assets at End of the Period (In
  millions)............................  $1,286.3   $1,003.9   $901.3   $773.3   $584.6
Ratio of Expenses to Average Net
  Assets (c)...........................      .88%       .88%     .92%     .94%    1.04%
Ratio of Net Investment Income to
  Average Net Assets (c)...............     1.23%      1.11%    1.13%    1.33%    1.68%
Portfolio Turnover.....................       97%        93%      76%      94%     110%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(c) For the years ended November 30, 1996 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED NOVEMBER 30,
            CLASS B SHARES              ------------------------------------------------
                                        2000(A)    1999(A)     1998      1997      1996
                                        ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $19.91     $18.77     $18.63    $16.72    $14.77
                                        ------     ------     ------    ------    ------
  Net Investment Income...............     .09        .06        .07       .10       .14
  Net Realized and Unrealized
    Gain/Loss.........................    2.56       2.23       2.43      3.02      2.83
                                        ------     ------     ------    ------    ------
Total from Investment Operations......    2.65       2.29       2.50      3.12      2.97
                                        ------     ------     ------    ------    ------
Less:
  Distributions from Net Investment
    Income............................     .05        .04        .11       .11       .15
  Distributions from Net Realized
    Gain..............................    2.63       1.11       2.25      1.10       .87
                                        ------     ------     ------    ------    ------
Total Distributions...................    2.68       1.15       2.36      1.21      1.02
                                        ------     ------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD........  $19.88     $19.91     $18.77    $18.63    $16.72
                                        ======     ======     ======    ======    ======

Total Return (b)......................  15.55%     12.93%     15.38%    20.37%    21.38%
Net Assets at End of the Period (In
  millions)...........................  $573.4     $475.6     $442.4    $340.8    $210.3
Ratio of Expenses to Average Net
  Assets (c)..........................   1.60%      1.64%      1.69%     1.72%     1.83%
Ratio of Net Investment Income to
  Average Net Assets (c)..............    .49%       .32%       .36%      .55%      .89%
Portfolio Turnover....................     97%        99%        76%       94%      110%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(c) For the years ended November 30, 1996 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED NOVEMBER 30,
            CLASS C SHARES               -----------------------------------------------
                                         2000(A)   1999(A)     1998      1997      1996
                                         -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $19.92    $18.78     $18.64    $16.73    $14.78
                                         ------    ------     ------    ------    ------
  Net Investment Income................     .10       .07        .07       .10       .14
  Net Realized and Unrealized
    Gain/Loss..........................    2.55      2.22       2.42      3.02      2.83
                                         ------    ------     ------    ------    ------
Total from Investment Operations.......    2.65      2.29       2.49      3.12      2.97
                                         ------    ------     ------    ------    ------
Less:
  Distributions from Net Investment
    Income.............................     .05       .04        .11       .11       .15
  Distributions from Net Realized
    Gain...............................    2.63      1.11       2.24      1.10       .87
                                         ------    ------     ------    ------    ------
Total Distributions....................    2.68      1.15       2.35      1.21      1.02
                                         ------    ------     ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.....  $19.89    $19.92     $18.78    $18.64    $16.73
                                         ======    ======     ======    ======    ======

Total Return (b).......................  15.54%    12.92%     15.37%    20.28%    21.43%
Net Assets at End of the Period (In
  millions)............................  $ 97.9    $ 52.5     $ 45.6    $ 35.5    $ 22.1
Ratio of Expenses to Average Net Assets
  (c)..................................   1.60%     1.65%      1.69%     1.72%     1.83%
Ratio of Net Investment Income to
  Average Net Assets (c)...............    .53%      .34%       .36%      .55%      .89%
Portfolio Turnover.....................     97%       99%        76%       94%      110%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(c) For the years ended November 30, 1996 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek income and long-term growth of capital. The Fund commenced investment operations on August 1, 1946. The distribution of the Fund's Class B and Class C shares commenced on August 2, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, this accounting change does not impact the Fund.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes relating to wash sale transactions.

    At November 30, 2000, for federal income tax purposes the cost of long- and short-term investments is $1,715,370,156; the aggregate gross unrealized appreciation is $320,518,936 and the aggregate gross unrealized depreciation is $59,618,109, resulting in net unrealized appreciation on long- and short-term investments of $260,900,827.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. For the tax year ended November 30, 2000, permanent book and tax differences of $872 relating to the recognition of net realized losses on foreign currency transactions were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss. Also, a permanent book and tax difference relating to capital gain distributions, in the amount of $6,799, was reclassified from accumulated net realized gain to accumulated undistributed net investment income.

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

G. EXPENSE REDUCTIONS During the year ended November 30, 2000, the Fund's custody fee was reduced by $26,103 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $150 million..........................................   .50 of 1%
Next $100 million...........................................   .45 of 1%
Next $100 million...........................................   .40 of 1%
Over $350 million...........................................   .35 of 1%

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

    For the year ended November 30, 2000, the Fund recognized expenses of approximately $51,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended November 30, 2000, the Fund recognized expenses of approximately $109,300 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of other expenses in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 2000, the Fund recognized expenses of approximately $1,936,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended November 30, 2000, the Fund paid brokerage commissions to Morgan Stanley Dean Witter & Co., an affiliate of Van Kampen, totaling $221,075.

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

3. CAPITAL TRANSACTIONS

At November 30, 2000, capital aggregated $946,307,809, $458,797,955 and
$81,926,765 for Classes A, B, and C, respectively. For the year ended November 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   22,812,272    $ 432,012,978
  Class B...............................................    9,893,782      185,766,245
  Class C...............................................    5,299,954       96,539,756
                                                          -----------    -------------
Total Sales.............................................   38,006,008    $ 714,318,979
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    7,655,245    $ 132,187,586
  Class B...............................................    3,483,194       59,491,612
  Class C...............................................      369,463        6,318,830
                                                          -----------    -------------
Total Dividend Reinvestment.............................   11,507,902    $ 197,998,028
                                                          ===========    =============
Repurchases:
  Class A...............................................  (16,349,262)   $(303,827,994)
  Class B...............................................   (8,423,101)    (155,411,340)
  Class C...............................................   (3,381,713)     (61,832,110)
                                                          -----------    -------------
Total Repurchases.......................................  (28,154,076)   $(521,071,444)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

    At November 30, 1999, capital aggregated $685,935,239, $368,951,438 and
$40,900,289 for Classes A, B, and C, respectively. For the year ended November 30, 1999, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................    89,784,236    $ 1,706,465,007
  Class B............................................     5,588,850        105,674,545
  Class C............................................     3,921,115         74,062,466
                                                       ------------    ---------------
Total Sales..........................................    99,294,201    $ 1,886,202,018
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................     3,145,788    $    56,609,202
  Class B............................................     1,401,003         24,942,043
  Class C............................................       135,051          2,406,064
                                                       ------------    ---------------
Total Dividend Reinvestment..........................     4,681,842    $    83,957,309
                                                       ============    ===============
Repurchases:
  Class A............................................   (90,588,724)   $(1,721,779,691)
  Class B............................................    (6,663,340)      (125,422,520)
  Class C............................................    (3,851,970)       (72,735,678)
                                                       ------------    ---------------
Total Repurchases....................................  (101,104,034)   $(1,919,937,889)
                                                       ============    ===============

    Class B shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the years ended November 30, 2000 and 1999, 2,409,727 and 1,533,651 Class B shares automatically converted to Class A shares, respectively, and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended November 30, 2000 and 1999, no Class C shares converted to Class A shares. Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                 AS A PERCENTAGE OF
                                                                   DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

For the year ended November 30, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $743,600 and CDSC on the redeemed shares of Classes B and C of approximately $784,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,594,659,441 and $1,511,057,626, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended November 30, 2000, were as follows:

                                                                CONTRACTS
Outstanding at November 30, 1999............................       172
  Futures Opened............................................       786
  Futures Closed............................................      (627)
                                                                  ----
Outstanding at November 30, 2000............................       331
                                                                  ====

    The futures contracts outstanding as of November 30, 2000, and the description and unrealized appreciation/depreciation are as follows:

                                                                             UNREALIZED
                                                                            APPRECIATION/
                                                               CONTRACTS    DEPRECIATION
LONG CONTRACTS:
S&P 500 Index Futures December 2000 (Current Notional Value
  of $365,720 per contract)................................       331       $(11,699,107)
                                                                  ===       ============

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended November 30, 2000, are payments retained by Van Kampen of approximately $4,505,400.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Growth & Income Fund (the "Fund"), as of November 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended November 30, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated January 21, 2000, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at November 30, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, IL
January 8, 2001

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN GROWTH AND INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive

Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's Investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended November 30, 2000. The Fund designated and paid $146,366,710 as a 20% rate gain distribution. Shareholders were sent a 1999 Form 1099-DIV in January 2000, representing their proportionate share of this capital gain distribution. In January 2001, the Fund will provide tax information to shareholders for the 2000 calendar year. For corporate shareholders 36.00% of the distributions qualify for the dividend received deductions.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and the ratification of PricewaterhouseCoopers LLP as the independent auditors.

1) With regard to the election of the following trustees by shareholders of the
Fund:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
J. Miles Branagan.....................................  43,998,356            667,363
Jerry D. Choate.......................................  43,993,428            682,291
Linda Hutton Heagy....................................  43,991,728            683,991
R. Craig Kennedy......................................  44,011,626            664,093
Mitchell M. Merin.....................................  44,004,191            671,528
Jack E. Nelson........................................  44,007,051            668,668
Richard F. Powers, III................................  43,993,841            681,878
Phillip B. Rooney.....................................  43,998,982            676,737
Fernando Sisto........................................  43,978,815            696,904
Wayne W. Whalen.......................................  43,993,966            681,753
Suzanne H. Woolsey....................................  43,991,987            683,732
Paul G. Yovovich......................................  44,001,337            674,382

2) With regard to the ratification of PricewaterhouseCoopers LLP as independent auditors for the Fund, 43,674,414 shares voted in favor of the proposal, 168,287 shares voted against and 833,018 shares abstained.

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YOUR NOTES

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